ManpowerGroup Second Quarter Results July 21, 2015 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation includes forward-looking statements which are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the period ended December 31, 2013. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. In this presentation, references to road map and journey to 4% are also intended to be forward-looking statements. Please note that ManpowerGroup’s 2013 Annual report is available online at www.manpowergroup.com in the section titled “Investor Relations.” is pres nt tio contain statements, including financial projections, that are forward-looki g in nature. These stateme ts are based on management’s current expectations or beliefs, and are subject to known and unknown risks and u certainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additio al inform tion concerning factors tha could cause actual results to materially differ from those in the forward-look ng statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K for th period ended December 31, 2014, which information is incorporated he in by r ference, and such other factors as may be describ d from time to time in the Company’s SEC filings. Any forward-looking statements in thi pres nt tion speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. 2 ManpowerGroup | July 2015

3 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Q2 Financial Highlights 9% Revenue $4.9B 7% CC 20 bps Gross Margin 17.1% 5% Operating Profit $179M 12% CC 20 bps OP Margin 3.7% 1% EPS $1.33 16% CC Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site. Consolidated Financial Highlights

4 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results EPS Bridge – Q2 vs. Guidance Midpoint $1.25 $1.33 +0.02 +0.06 Q2 Guidance Midpoint Operational Performance Currency (-23¢ vs -29¢) Q2 Reported

5 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Consolidated Gross Margin Change +0.2% 16.9% 17.1% +0.2% Q2 2014 Staffing Permanent Recruitment Currency Impact Q2 2015 -0.2%

6 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Growth in CC % Business Line Gross Profit – Q2 2015 █ Manpower █ Experis █ ManpowerGroup - Total █ ManpowerGroup Solutions █ Right Management $528M 63% $164M 20% $92M 11% $47M 6% $831M 4 9 22 0 7

7 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results SG&A Expense Bridge – Q2 YoY (in millions of USD) 13.4% % of Revenue 13.3% % of Revenue 709.9 651.9 +36.5 Q2 2014 Reported Currency Impact Operational Impact Q2 2015 - 94.5 (1) This was unfavorably impacted 20 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A as a % of Revenue was 13.2%. (1)

8 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Q2 Financial Highlights 2% Revenue $1.1B 4% CC 28% OUP $56M 34% CC 120 bps OUP Margin 5.0% Americas Segment (23% of Revenue)

9 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Americas – Q2 Revenue Growth YoY Revenue Growth - CCRevenue Growth % of Segment Revenue -2% -4% 26% -8% -2% 13% 40% 8% US Mexico Argentina Other 67% 12% 5% 16%

10 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Q2 Financial Highlights 10% Revenue $1.8B 11% CC 3% OUP $93M 20% CC 40 bps OUP Margin 5.3% Southern Europe Segment (36% of Revenue)

11 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Southern Europe – Q2 Revenue Growth YoY Revenue Growth - CCRevenue Growth % of Segment Revenue -15% 2% 10% -8% 5% 26% 37% 8% France Italy Spain Other 68% 18% 7% 7%

12 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Q2 Financial Highlights 13% Revenue $1.3B 4% CC 22% OUP $36M 10% CC 30 bps OUP Margin 2.7% Northern Europe Segment (28% of Revenue)

13 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Northern Europe – Q2 Revenue Growth YoY Revenue Growth - CCRevenue Growth % of Segment Revenue 1% -20% -13% -20% -19% -23% 11% 2% 7% -1% 0% -3% UK Nordics Germany Netherlands Belgium Other 39% 20% 12% 9% 6% 14%

14 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Q2 Financial Highlights 6% Revenue $557M 6% CC 11% OUP $19M 1% CC 20 bps OUP Margin 3.3% APME Segment (11% of Revenue)

15 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results APME – Q2 Revenue Growth YoY Revenue Growth - CCRevenue Growth % of Segment Revenue -13% -12% 3% 4% 6% 7% Japan Australia/NZ Other 34% 24% 42% (1) On an organic basis, Australia/NZ revenue decreased 20% (-4% in CC). (1)

16 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Right Management Segment (2% of Revenue) Q2 Financial Highlights 10% Revenue $72M 2% CC 8% OUP $12M 4% CC 20 bps OUP Margin 16.2%

17 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Cash Flow Summary – 6 Months YTD (in millions of USD) 2015 2014 Net Earnings 171 180 Non-cash Provisions and Other 107 79 Change in Operating Assets/Liabilities (239) (275) Capital Expenditures (20) (21) Free Cash Flow 19 (37) Change in Debt (3) 15 Acquisitions of Businesses (30) (24) net of cash acquired Proceeds from share-based awards 29 19 Repurchases of Common Stock (169) (17) Dividends Paid (62) (39) Effect of Exchange Rate Changes (14) (11) Other (3) (5) Change in Cash (233) (99)

18 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) 22% 24% 15% 14% 13% 13% 0% 10% 20% 30% 2011 2012 2013 2014 Q1 Q2 2015 120 122 -220 -230 --206 -36 700 770 518 469 422 430 -400 0 400 800 1,200 2011 2012 2013 2014 Q1 Q2 2015

19 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 390 - Revolving Credit Agreement 1.26% Oct 2018 - 599 Uncommitted lines and Other Various Various 40 251 Total Debt 430 850 Credit Facilities – June 30, 2015 (in millions of USD) (1) (2) (1) The $600M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.46 and a fixed charge coverage ratio of 4.43 as of June 30, 2015. As of June 30, 2015, there were $0.9M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $291.4M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M.

20 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Third Quarter Outlook Revenue Total Down 6-8% (Up 5-7% CC) Americas Down 1-3% (Up 3-5% CC) Southern Europe Down 9-11% (Up 6-8% CC) Northern Europe Down 9-11% (Up 3-5% CC) APME Up/Down 1% (Up 12-14% CC) Right Management Down 6-8% (Up/Down 1% CC) Gross Profit Margin 16.9 – 17.1% Operating Profit Margin 3.9 – 4.1% Tax Rate 37.5% EPS $1.50 – $1.58 (unfavorable $0.24 currency)

21 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Key Take Aways Delivered strong results through our focus on disciplined pricing coupled with efficiency and productivity. We have built capabilities and solutions for our clients to exploit market opportunities while improving our efficiency, agility and financial performance. Global outlook is improving yet the economic recovery is still slow and patchy, which should drive both cyclical and secular growth opportunities for us going forward.

22 ManpowerGroup | July 2015 ManpowerGroup 2015 Second Quarter Results Returning Cash to Shareholders ($ in millions, except per share amounts) • 2.2M shares repurchased in H1 2015; 4M shares (>5% of outstanding) in the past twelve months. • 8% of outstanding shares repurchased in 2011/12. • 3.8M (5%) shares remaining authorized and available for future repurchase. • Strong dividend performance. Current yield of 1.7%. • Dividend regularly increased during periods of earnings growth • Dividend maintained during 2008/2009 recession. Dividends Share Repurchases * Annual dividend payout per share divided by earnings per share adjusted for non- recurring items, as shown on the Financial Fact Sheet on our web site. The 2015 payout ratio is based on the current consensus earnings estimate. ** 2015 dividend estimated based on $0.80 per share semi-annual dividend declared on April 28, 2015. ** Represents shares repurchased through June 30, 2015; 2M at a cost of $169M settled as of the end of June, with the remaining settling in July. 58 58 61 65 68 72 77 125 $0.74 $0.74 $0.74 $0.80 $0.86 $0.92 $0.98 $1.60 50 60 70 80 90 100 110 120 130 2008 2009 2010 2011 2012 2013 2014 2015F 15% 67% 43% 25% 29% 21% 18% Pro Forma Payout Ratio* 31% ** 125 - 35 105 138 - 143 187 0 25 50 75 100 125 150 175 2008 2009 2010 2011 2012 2013 2014 2015** 2.2M -- 0.8M 2.6M 3.6M -- 2.0M Number of Shares 2.2M